EXHIBIT 10.51


                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     This is an Amendment No. 1, dated October 1, 1998 (the "Amendment No. 1"), to an Employment Agreement dated January 22, 1997 (the "Employment Agreement"), between Plasma-Therm, Inc., a Florida corporation (the "Company"), and Ronald S. DeFerrari (the "Employee").

                                   BACKGROUND

     WHEREAS, the Employee is currently employed by the Company pursuant to the terms of the Employment Agreement. The parties wish to amend the Employment Agreement to reflect changes in sections 3, 4.2, and 8.4.

     NOW, THEREFORE, the parties hereto intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

                                     TERMS

     1. The foregoing recitals are true and correct and incorporated herein by reference. Any capitalized terms used but not defined herein shall have the same meaning ascribed to them in the Employment Agreement.

     2. The Employment Agreement is hereby amended by revising the first sentence of section 3 to read as follows:

     "The Employee shall be employed by Company as President and Chief Executive Officer."

     3. The Employment Agreement is hereby amended by revising section 4.2 to read in its entirety as follows:

         "An annual bonus based on five percent (5%) of fiscal year Net Earnings, as defined by Company policy, to be paid on a quarterly basis and reconciled at year end; and"

     4. The Employment Agreement is hereby amended by adding a new section 8.4(d) to read in its entirety as follows:

         In the event of a Change of Control, all stock options granted under the Company's 1995 Stock Incentive Plan (the "Plan") shall immediately become fully vested and exercisable. In addition, in the event of a Change of Control, the Stock Option Committee shall have the discretion to accelerate the termination of any stock option granted under the Plan to a date no earlier than six (6) months following the date of a Change of Control.


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     5. Except as specifically set forth above, the Employment Agreement shall remain in full force and effect.

     6. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one document.

     7. This Amendment No. 1 contains the final, complete, and exclusive expression of the parties' understanding and agreement concerning the matters contemplated herein and supersedes any prior or contemporaneous agreement of representation, oral or written, among them.

     8. This instrument shall be binding upon, and shall inure to the benefit of, each of the parties' respective personal representatives, heirs, successors, and assigns.

     9. This instrument shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 on the day and year first written above.

                                  PLASMA-THERM, INC.

                                  /s/ RONALD H. DEFERRARI
                                  ------------------------------------------
                                  Ronald H. DeFerrari, Chairman of the Board

                                  /s/ ANASTASIOS S. GIANOPLUS
                                  ------------------------------------------
                                  Anastasios S. Gianoplus

                                  /s/ LUBEK JASTRZEBSKI
                                  ------------------------------------------
                                  Lubek Jastrzebski

                                  /s/ RICHARD T. HEGLIN
                                  ------------------------------------------
                                  Richard T. Heglin


                                  CONSTITUTING ALL OF THE MEMBERS OF THE BOARD
                                  OF DIRECTORS

                                  Employee

                                  /s/ RONALD S. DEFERRARI
                                  ------------------------------------------
                                  Ronald S. DeFerrari


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